UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 10, 2018

BLUEKNIGHT ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

201 NW 10th, Suite 200 Oklahoma City, Oklahoma	73103
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (405) 278-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02.    Results of Operations and Financial Condition.

On May 10, 2018, Blueknight Energy Partners, L.P. (“BKEP”) issued a press release announcing its financial results for the three months ended March 31, 2018. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein in its entirety by reference. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01.      Regulation FD Disclosure

Also on May 10, 2018, BKEP, along with Kingfisher Midstream, LLC, a wholly owned subsidiary of Alta Mesa Resources, Inc. and affiliates of Ergon, Inc., announced the execution of definitive agreements to form Cimarron Express Pipeline, LLC. The venture will include the construction and operation of a new crude oil pipeline serving STACK producers in central Oklahoma with a new 65-mile, 16-inch crude oil pipeline extending from northeastern Kingfisher County, Oklahoma, to BKEP’s Cushing, Oklahoma, crude oil terminal. Under the terms of the agreements, BKEP will construct and operate the pipeline.

A copy of the press release is furnished as Exhibit 99.2 to this Current Report and is incorporated herein in its entirety by reference. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 and Exhibit 99.2 are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Earnings press release, dated May 10, 2018.
99.2	—	Cimarron Express press release, dated May 10, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEKNIGHT ENERGY PARTNERS, L.P.

		By:	Blueknight Energy Partners G.P., L.L.C
its General Partner

Date:	May 10, 2018	By:	/s/ Alex G. Stallings
Alex G. Stallings
Chief Financial Officer and Secretary